SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[X]  Preliminary proxy statement.              [ ] Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
[ ]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ]  Soliciting material under rule 14a-12

                             CDC Nvest Funds Trust I
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:
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(3)  Filing Party:

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(4)  Date Filed:

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


December 29, 2003


Dear Shareholder:

The enclosed proxy statement provides detailed information about an important proposal for CDC NVEST STAR SMALL CAP FUND. The fund will hold a special meeting of shareholders on February 18, 2004 at 2:00 p.m. Eastern time, at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. A formal Notice of Special Meeting of Shareholders is enclosed, followed by a proxy statement that explains in more detail the proposal to be considered. Please refer to the "Overview and Related Information" section of the proxy statement for an overview of the proposed change. We've summarized some important facts here. Reading this letter completely may make your review of the proxy statement easier.


Q:  WHAT IS THE PROPOSAL?         You are being asked to approve a new
                                  subadvisory agreement for the fund among CDC
                                  IXIS Asset Management Advisers, L.P., Vaughan
                                  Nelson Investment Management, L.P. (Vaughan
                                  Nelson) and the fund. If approved, the fund will be managed by Vaughan Nelson, an affiliate of CDC IXIS Asset Management
                                  Advisers, L.P. and CDC IXIS Asset Management
                                  Distributors, L.P.

Q: WHY IS THIS CHANGE BEING       The change is being made in connection with a
MADE AND WHAT DOES IT MEAN TO     proposed change in structure of CDC Nvest Star
ME?                               Small Cap Fund from a multiple-manager fund to
                                  a single manager fund and the related renaming of the fund as the "Vaughan Nelson Small Cap
                                  Value Fund", effective March 1, 2004. The proposal is designed to change the fund from a blended small cap style to a more focused small cap value style with a view towards potentially reducing the fund's expenses, broadening its asset base, and increasing its potential for better long-term growth.

Q: WILL THE FUND'S POLICIES       The fund's investment policies are currently
CHANGE?                           implemented by two small cap growth and two
                                  small cap value managers to produce a blended small cap style. If approved, the fund's investment policies would be implemented by a single subadviser in a small cap value investment style. Under the proposed new policies, Vaughan Nelson as subadviser would use a bottom-up value-oriented investment process by investing in small cap companies whose focus is on absolute return and that Vaughan Nelson believes have one or more of the following characteristics:

                                  o  Companies earning a positive economic
                                     margin, with stable to improving returns
                                  o Companies valued at a discount to their net asset value
                                  o  Companies with an attractive dividend
                                     yield, and minimal basis risk

Q: WHO IS VAUGHAN NELSON AND      Vaughan Nelson has 33 years of investment
WHAT STRENGTHS DO THEY BRING TO   management experience and as of September 30,
THE FUND?                         2003, had more than $3.4 billion in assets
                                  under management, with more than $100 million of those assets within the small cap value discipline. Vaughan Nelson has ten investment professionals with an average of 17 years of experience. If this change is approved, the portfolio managers for the fund would be:

                                  CHRIS WALLIS, who joined Vaughan Nelson in
                                  1999, holds the designation of chartered financial analyst, and has more than 11 years industry experience.

                                  MARK ROACH, who joined Vaughan Nelson in 2002 and has more than 11 years of investment management experience.


Q: WHO WILL BEAR THE COSTS OF     The expenses related to the meeting and the
THIS MEETING?                     solicitation of proxies will be borne by CDC
                                  IXIS Asset Management Advisers, L.P. and its affiliates and not by the fund.


REMEMBER - YOUR VOTE COUNTS
Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to re-solicit shareholders. The funds are using Alamo Direct, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from Alamo Direct reminding you to exercise your right to vote.

VOTE ON THE INTERNET OR BY TOLL-FREE TELEPHONE - IT'S YOUR CHOICE
You may vote simply by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also vote via the Internet or by calling the toll-free number from a touch-tone telephone. Please see your proxy card for more information and voting instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so using the proxy card, telephone, or Internet.

Thank you for your cooperation in voting on these important proposals. Please take a few moments to review the details of the proposals. If you have any questions regarding the prospectus/proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.


Sincerely,

[OBJECT OMITTED]

John T. Hailer
President



                                                                       SC31-1203

                             CDC NVEST FUNDS TRUST I
                                  (the "Trust")
                               399 BOYLSTON STREET
                                BOSTON, MA 02116

                          CDC NVEST STAR SMALL CAP FUND
                                  (the "Fund")

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 18, 2004

     A special meeting (the "Meeting") of the shareholders of the Fund will be held at 2:00 p.m. on February 18, 2004 at the offices of CDC IXIS Asset Management Advisers, L.P., at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116 for the following purposes:


1. To approve a new subadvisory agreement for the Fund among CDC IXIS Asset Management Advisers, L.P., Vaughan Nelson Investment Management, L.P. and the Trust.


2. To transact such other business as may properly come before the Meeting or any adjournments thereof.


     Shareholders of record at the close of business on December 29, 2003 are entitled to notice of and to vote at the Meeting and any adjourned session.

                                          By order of the Board of Trustees,

                                          JOHN E. PELLETIER, Secretary


December 29, 2003

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                             CDC NVEST FUNDS TRUST I
                                  (the "Trust")
                               399 BOYLSTON STREET
                                BOSTON, MA 02116

                          CDC NVEST STAR SMALL CAP FUND
                    (the "Star Small Cap Fund" or the "Fund")

                                 PROXY STATEMENT


     The trustees of the Trust (the "Trustees") are soliciting proxies from the shareholders of the Fund in connection with a special meeting (the "Meeting") of shareholders of the Fund. The Meeting has been called to be held at 2:00 p.m. on February 18, 2004 at the offices of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"), 399 Boylston Street, 10th floor, Boston, Massachusetts 02116. The Meeting notice, this Proxy Statement and proxy card are being sent to shareholders of record as of December 29, 2003 (the "Record Date") beginning on or about December 29, 2003. Please read this Proxy Statement and keep it for future reference. THE FUND HAS PREVIOUSLY SENT ITS ANNUAL REPORT DATED DECEMBER 31, 2002 AND ITS SEMI-ANNUAL REPORT DATED JUNE 30, 2003 TO ITS SHAREHOLDERS. A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO CDC IXIS ASSET MANAGEMENT DISTRIBUTORS, L.P. ("CDC IXIS DISTRIBUTORS") AT THE SAME ADDRESS SET FORTH ABOVE OR BY CALLING
(800) 225-5478. IN ADDITION, THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT ARE AVAILABLE ON ITS WEBSITE AT WWW.CDCNVESTFUNDS.COM. (CLICK ON "FUND INFORMATION" AND THEN ON "FINANCIAL REPORTS.")

     The only item of business that the Trustees expect will come before the Meeting is the approval of a new subadvisory agreement (the "New Subadvisory Agreement") for the Fund among CDC IXIS Advisers, Vaughan Nelson Investment Management, L.P. (formerly Vaughan, Nelson, Scarborough & McCullough, L.P., "Vaughan Nelson") and the Trust.

I.       PROPOSAL 1:       APPROVAL OF A NEW SUBADVISORY AGREEMENT

OVERVIEW AND RELATED INFORMATION

     At a meeting held on November 21, 2003 CDC IXIS Advisers proposed and the Trustees approved a change in the product structure of the Star Small Cap Fund from a fund with multiple subadvisers to a fund with a single subadviser using a single investment style. The Fund's current multiple subadvisory structure divides the Fund's assets into four segments each managed in the investment style of its respective subadviser. Each subadviser is solely responsible for its Fund segment only. It is proposed that the Fund be managed by only one subadviser, Vaughan Nelson, who will be responsible for managing the Fund's entire investment portfolio.

     At the same meeting, the Trustees approved a change in the Fund's name to Vaughan Nelson Small Cap Value Fund. Accordingly, upon the recommendation of CDC IXIS Advisers, the Trustees approved the New Subadvisory Agreement with Vaughan Nelson, an affiliate of CDC IXIS Advisers, contingent upon shareholder approval. As explained more fully below, the proposed New Subadvisory Agreement for the Fund will be similar but not identical to the subadvisory agreements currently in place for the Fund. It is important to note that under this proposal, the Fund's investment portfolios will be managed by Vaughan Nelson using strategies different from those used by the Fund's current subadvisers.

     Your approval of the New Subadvisory Agreement is required. The proposal explains important information about the New Subadvisory Agreement and Vaughan Nelson.

ADVISORY AGREEMENT

     CDC IXIS Advisers currently acts as the Star Small Cap Fund's investment adviser pursuant to an advisory agreement dated October 30, 2000 (the "Advisory Agreement"). The Trustees initially approved the Advisory Agreement at a meeting held on August 25, 2000 and most recently approved its continuance on May 16, 2003. The Fund's shareholders approved the Fund's Advisory Agreement at a meeting held on October 13, 2000. The purpose of the submission of the Advisory Agreement for shareholder approval at such time was for such agreement's approval upon the acquisition of CDC IXIS Advisers' then parent company, Nvest Companies, L.P. (now known as CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America")), by CDC IXIS Asset Management ("CDC IXIS AM"). This acquisition was consummated on October 30, 2000. The Fund's prior advisory agreement terminated upon the consummation of the transaction.

     Under the Advisory Agreement, CDC IXIS Advisers has overall advisory and administrative responsibility with respect to the Fund. The Advisory Agreement also provides that CDC IXIS Advisers will, subject to CDC IXIS Adviser's rights to delegate such responsibilities to other parties, provide to the Fund both (1) portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Trustees) and (2) administrative services (defined to mean furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain other administrative and general management services). The annual management fee rate currently payable under Advisory Agreement by the Star Small Cap Fund to CDC IXIS Advisers is 1.05% of the average daily net assets. For the fiscal year ended December 31, 2002, the aggregate management fee paid by the Star Small Cap Fund to CDC IXIS Advisers under the Advisory Agreement was $1,369,520.

     In conjunction with approving this proposal, the Trustees also approved a reduction in the annual advisory fee rate, effective March 1, 2004, to 0.90% of the average daily net assets.

CURRENT SUBADVISORY AGREEMENTS

     CDC IXIS Advisers has delegated its responsibility for managing the investments of the Fund to four subadvisers: Harris Associates L.P. ("Harris Associates"), Loomis, Sayles & Company, L.P. ("Loomis Sayles"), RS Investments, Inc. ("RS Investments"), and Salomon Brothers Asset Management, Inc. ("Salomon Brothers" and, together with Harris Associates, Loomis Sayles, and RS Investments, the "Current Subadvisers"). Harris Associates and Loomis Sayles are affiliates of CDC IXIS Advisers. The subadvisory agreements with Harris Associates, Loomis Sayles and RS Investments were approved by the Trustees at a meeting held on August 25, 2000 and the continuance of such agreements was most recently approved by the Trustees on May 16, 2003. The subadvisory agreements with Harris Associates, Loomis Sayles and RS Investments were last submitted to the Fund's shareholders for approval on October 13, 2000 in connection with the change of control of CDC IXIS Advisers' parent company described above under "Advisory Agreement." The subadvisory agreement with Salomon Brothers was last approved by the Trustees at a meeting held on August 23, 2002 and continuance of such agreement was most recently approved by the Trustees on May 16, 2003. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC"), this sub-advisory agreement was not submitted for shareholder approval. The exemptive order allows CDC IXIS Advisers to retain subadvisers for the Fund that are not otherwise affiliated with CDC IXIS Advisers or the Fund (such as Salomon Brothers) without shareholder approval if certain conditions are met. The subadvisory agreements currently in place with the Current Subadvisers are referred to in this Proxy Statement as the "Current Subadvisory Agreements."

     Under the terms of the Current Subadvisory Agreements, the Current Subadvisers are authorized to effect portfolio transactions for the Fund, each using its own discretion and without prior consultation with CDC IXIS Advisers. Current Subadvisers are also required to report periodically to CDC IXIS Advisers and the Trustees.

     The table below sets forth the subadvisory fees, which are included in the management fee, payable by the Fund to the Current Subadvisers under the Current Subadvisory Agreements:

--------------------------------------------------------------------------------
                                 CURRENT SUBADVISORY FEE SCHEDULE*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Star Small Cap Fund              Loomis Sayles:
                                 First $50 million:                     0.55%
                                 Greater than $50 million               0.50%

                                 RS Investments
                                 First $50 million:                     0.55%
                                 Greater than $50 million               0.50%

                                 Salomon Brothers:                      0.55%

Harris                             Associates:                          0.70%
--------------------------------------------------------------------------------
*Percentages set forth above for Current Subadvisory Fees are an annualized rate based on the average daily assets of the segment managed by the Current Subadviser. Subadvisory Fees payable for the year ending December 31, 2002 included certain amounts paid to Montgomery Asset Management, LLC for the period January 1, 2002 through August 31, 2002. Salomon Brothers was paid commencing on September 1, 2002. See "Effects of the Current and New Subadvisory Agreements" for more details.

NEW SUBADVISORY AGREEMENT

     The terms of the New Subadvisory Agreement are substantially similar to those of the Current Subadvisory Agreements, except that (a) all references to a Current Subadviser in the Current Subadvisory Agreement have been changed to Vaughan Nelson in the New Subadvisory Agreement, (b) references to management of segments of the Fund are replaced with references to management of the Fund's entire investment portfolio and (c) the annualized subadvisory fee rates payable are different under the New Subadvisory Agreement from the annualized subadvisory fee rates in the Current Subadvisory Agreements. For more information on the New Subadvisory Agreement, please see "Description of Subadvisory Agreements" below.

     Under the New Subadvisory Agreement, as with the Current Subadvisory Agreements, amounts payable by the Fund under the relevant agreement reduce the advisory fee payable to CDC IXIS Advisers under the Advisory Agreement. Under this proposal, the fee rate payable to Vaughan Nelson under the New Subadvisory Agreement is an annualized rate of 0.55% of average daily net assets of the Fund. As a result, depending on the level of the assets of the Fund and the relative size of the respective segments, the total subadvisory fee payable to Vaughan Nelson may be higher under the New Subadvisory Agreement than to the Current Subadvisers under the Current Subadvisory Agreements. However, because as noted above amounts payable by the Fund under the New Subadvisory Agreement will be reduced by the advisory fee payable to CDC IXIS Advisers under the Advisory Agreement, aggregate advisory and subadvisory fees payable by the Fund will not increase as a result of the proposal.

CONSIDERATION OF THE NEW SUBADVISORY AGREEMENT BY THE TRUSTEES

     Upon recommendation of CDC IXIS Advisers, the Trustees determined at a meeting held on November 21, 2003 to recommend that the shareholders of Star Small Cap Fund vote to approve the Fund's New Subadvisory Agreement. In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's subadvisory agreement as in effect from year to year and whether to approve a new subadviser. In considering the New Subadvisory Agreement, the Trustees did not identify any single factor as determinative. Matters considered by the Board included:

o    The results and financial condition of Vaughan Nelson.

o The size, education and experience of Vaughan Nelson's investment personnel (including particularly those personnel with responsibilities for providing services to the Fund) and Vaughan Nelson's use of technology, external research and trading cost measurement tools.

o    The procedures employed to determine the value of the Fund's assets.

o The nature, quality, cost and extent of administrative and shareholder services to be performed by Vaughan Nelson under the New Subadvisory Agreement.

o The resources devoted to, and the record of compliance with, restrictions and policies on personal securities transactions.

o The investment performance of other funds and client accounts managed by Vaughan Nelson including the Fund as managed by the Current Subadvisers.

     In addition, in considering the New Subadvisory Agreement, the Trustees also took into account Vaughan Nelson's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to Vaughan Nelson. A summary of the brokerage practices of Vaughan Nelson is presented in Appendix B.

VAUGHAN NELSON AS SUBADVISER OF THE STAR SMALL CAP FUND

     Vaughan Nelson has 33 years of investment experience and manages over $3.4 billion in assets. Vaughan Nelson currently manages over $100 million in assets within the small cap value discipline. Vaughan Nelson employs 10 investment professionals and its portfolio managers have an average of 17 years of experience.

     The strategy used by Vaughan Nelson is different from those used by the Fund's Current Subadvisers. Vaughan Nelson will seek to achieve the Fund's objective by investing in small capitalization companies with a focus on absolute return. Vaughan Nelson intends to construct the Fund's portfolio using a bottom-up value oriented investment process, with each individual position selling at significant discounts to long-term intrinsic value. Vaughan Nelson will estimate the intrinsic value of the Fund's positions using the fundamental economic characteristics of the company or its respective assets. It is important to note that if the proposal is approved, the Fund will be managed using a small cap value investment style and the benchmark for the Fund will change from the Russell 2000 Index to the Russell 2000 Value Index effective March 1, 2004. The Fund is currently managed by two small cap growth managers and two small cap value managers, resulting in a small cap blend investment style for the Fund overall.

     If the New Subadvisory Agreement is approved, Chris Wallis and Mark Roach would assume management of the fund. Mr. Wallis, lead portfolio manager, holds the designation of Chartered Financial Analyst and has over 11 years investment management/financial analysis and accounting experience. Mr. Roach, portfolio manager, has over 11 years investment management and research experience.

     Vaughan Nelson also currently acts as subadviser to the following mutual funds, some of which have similar investment objectives and policies as the Fund, for compensation at the annual fee rates set forth in the table below. The table also includes the net assets of the segment of the funds managed by Vaughan Nelson as of September 30, 2003.


------------------------------------- ----------------------------------------------- ---------------------------
                FUND                           ANNUAL SUBADVISORY FEE RATE                SEGMENT NET ASSETS
------------------------------------- ----------------------------------------------- ---------------------------
------------------------------------- ----------------------------------------------- ---------------------------
CDC Nvest Star Growth Fund*                               0.60%                               $11,880,000
------------------------------------- ----------------------------------------------- ---------------------------
------------------------------------- ----------------------------------------------- ---------------------------
CDC Nvest Star Value Fund*                    0.500% of the first $25 million                 $31,256,000
                                              0.400% of the next $175 million
                                              0.325% of the next $300 million
                                              0.275% in excess of $500 million
------------------------------------- ----------------------------------------------- ---------------------------

* Percentages set forth above for Subadvisory Fee Rate are of average daily assets of the segment managed by Vaughan Nelson.


DESCRIPTION OF SUBADVISORY AGREEMENT

     For a complete understanding of the proposed New Subadvisory Agreement, please refer to the form of New Subadvisory Agreement provided as Appendix A. The next several paragraphs briefly summarize some important provisions contained in the Current and New Subadvisory Agreements (together, the "Subadvisory Agreements").

     Each Subadvisory Agreement essentially provides that the subadviser, under the Trustees' and CDC IXIS Advisers' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

     Each Subadvisory Agreement provides that it will continue in effect for an initial period of two years. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the Trust and who have no direct or indirect financial interest in the approval of the Subadvisory Agreement.

     Each Subadvisory Agreement may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the subadviser, (ii) by CDC IXIS Advisers, on ninety days' written notice to the subadviser, or (iii) by the subadviser, upon ninety days' written notice to CDC IXIS Advisers and the Trust, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act or upon termination of the current Advisory Agreement.

     Each Subadvisory Agreement provides that the subadviser will not be liable to CDC IXIS Advisers, the Trust, the Fund or its shareholders, except for liability arising from the subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duty. In addition, each Subadvisory Agreement provides that CDC IXIS Advisers shall indemnify the subadviser for liability arising from any claim or demand by any past or present shareholder of the Fund that is not based upon the obligations of the subadviser.

EFFECTS OF THE CURRENT AND NEW SUBADVISORY AGREEMENTS

     Under the Current Subadvisory Agreements for the fiscal year ended December 31, 2002, the Star Small Cap Fund paid subadvisory fees of $302,150 to Harris Associates, $112,289 to Loomis Sayles, $217,610 to RS Investments and $41,180 to Salomon Brothers (the Fund also paid $127,325 to Montgomery Asset Management, LLC for the period January 1, 2002 through August 31, 2002. Salomon Brothers was paid subadvisory fees commencing on September 1, 2002). If the New Subadvisory Agreement had been in effect during 2002, the Fund would have paid a total of $717,368 to Vaughan Nelson, which is approximately 10% lower than the fees paid to Current Subadvisers under the Current Subadvisory Agreements.

RESTRUCTURING COSTS

     Prior to the transition from the Current Subadvisers, Vaughan Nelson will review the existing portfolio holdings of the Star Small Cap Fund and determines what holdings it expects to sell and what securities it expects to purchase in order to conform the Fund's portfolio to Vaughan Nelson's judgment as to stock selection. Transaction costs are, currently estimated on a conservative basis, to be $1,164,422, of which $265,158 represents commissions and transaction costs and $899,264 represents market impact costs. These estimates assume that all current securities in the Fund are sold and replaced with new securities; they may be lower if not all securities are replaced. The Fund will bear the costs of any portfolio transactions that result from the proposed restructuring.


THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE STAR SMALL CAP FUND VOTE TO APPROVE THE NEW SUBADVISORY AGREEMENT FOR THE FUND.


II.      OTHER INFORMATION

     PRINCIPAL UNDERWRITER AND ADMINISTRATOR. CDC IXIS Distributors is the Fund's principal underwriter. CDC IXIS Asset Management Services, Inc. ("CDC IXIS Services") is the Fund's transfer and shareholder servicing agent and the Fund's administrator. The address of CDC IXIS Distributors and CDC IXIS Services is 399 Boylston Street, Boston, Massachusetts 02116.

     OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS. Shareholders of record at the close of business on December 29, 2003 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix C to this Proxy Statement lists for the Fund the total number of shares outstanding as of December 1, 2003 for each class of the Fund's shares. It also identifies holders, as of December 1, 2003, of more than 5% of any class of shares of the Fund, and contains information about the shareholdings in the Fund of the Trustees and the executive officers of the Fund as of December 1, 2003.

INFORMATION ABOUT THE OWNERSHIP OF THE ADVISER AND THE SUBADVISER


     THE ADVISER. CDC IXIS Advisers, formed in 1995, is a limited partnership organized under the laws of the State of Delaware. Its sole general partner, CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"), is a wholly owned subsidiary of CDC IXIS Asset Management Holdings, LLC ("CDC IXIS Holdings"), which in turn is a wholly owned subsidiary of CDC IXIS North America. CDC IXIS Distribution Corporation is also the sole general partner of CDC IXIS Distributors, which is the principal underwriter for the Fund, and the sole shareholder of CDC IXIS Services, the Fund's transfer agent, dividend disbursement agent and administrator. CDC IXIS North America owns the entire limited partnership interest in each of CDC IXIS Advisers and CDC IXIS Distributors. CDC IXIS North America is a wholly owned subsidiary of CDC IXIS AM, a French entity. CDC IXIS AM is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution. The fifteen principal subsidiaries, including eleven affiliated asset management firms and four distribution and service units, of CDC IXIS North America, collectively, had more than $135 billion of assets under management as of September 30, 2003.

     The principal executive officer of CDC IXIS Advisers and CDC IXIS Distributors is John T. Hailer, who is the President and a Trustee of the Trust and whose principal occupation is his position with CDC IXIS Distributors. The address of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS Distribution Corporation, CDC IXIS Holdings, CDC IXIS North America and Mr. Hailer is 399 Boylston Street, Boston, Massachusetts 02116.

     THE SUBADVISER. Vaughan Nelson is a limited partnership that has one general partner, Vaughan Nelson Investment Management, Inc. (the "Vaughan Nelson General Partner"). Lee A. Lahourcade is the principal executive officer of Vaughan Nelson. Mr. Lahourcade's principal occupation is his position with Vaughan Nelson. The address of Vaughan Nelson, the Vaughan Nelson General
Partner and Mr. Lahourcade is 600 Travis Street, Suite 6300, Houston, Texas 77002. The Vaughan Nelson General Partner is a wholly owned subsidiary of CDC IXIS Holdings. Founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of October 31, 2003, Vaughan Nelson had $3.4 billion in assets under management.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

     SOLICITATION OF PROXIES. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mails by officers of the Fund or by employees or agents of CDC IXIS Advisers, Vaughan Nelson, or CDC IXIS North America and its affiliated companies. In addition, Alamo Direct Mail Services, Inc. may be engaged to assist in the solicitation of proxies, at an estimated cost of approximately $12,000.

     COSTS OF SOLICITATION. The costs of the Meeting, including the costs of soliciting proxies, will be paid by CDC IXIS Advisers and its affiliates.

     VOTING PROCESS. You can vote in any one of the following four ways:

     o    By    Internet   -   Use   the    Internet   to   vote   by   visiting
          HTTPS://VOTE.PROXY-DIRECT.COM.
     o    By  telephone  -  Use  a  touch-tone   telephone  to  call   toll-free
          866-241-6192, which is available 24 hours a day.
     o    By mail - Complete and return the enclosed proxy card.
     o    In person - Vote your shares in person at the Meeting.

     Shareholders who owned Fund shares on the Record Date are entitled to vote at the Meeting. Shareholders are entitled to cast one vote for each share, and a proportionate fractional vote for each fractional share, owned on the Record Date. If you choose to vote by mail, and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant proposal. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

         TABULATION OF PROXIES.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). Forty percent (40%) of the shares of the Fund outstanding on the Record Date, present in person or represented by proxy, constitutes quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. With respect to Fund shares held in individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs) for which State Street Bank and Trust Company (the "IRA Custodian") serves as the custodian ("CDC Nvest IRAs"), the IRA Custodian will vote those shares for which it has received voting instructions from shareholders in accordance with such instructions. If no voting instructions are received by the IRA Custodian, the IRA Custodian will vote the shares (including abstentions) for a shareholder in the same proportion as other CDC Nvest IRA shareholders have voted. The Tellers will count shares represented by proxies representing Fund shares held in CDC Nvest IRAs as shares that are present and entitled to vote.

     REQUIRED  VOTE. The vote required to approve each proposal is the lesser of
(1) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained for any proposal, the Trustees will consider what other actions to take in the best interests of the Fund.

     ADJOURNMENTS; OTHER BUSINESS. In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of any proposal that has not yet then been adopted. They will vote against any such adjournment any proxy that directs them to vote against each proposal that has not yet then been adopted. They will not vote any proxy that directs them to abstain from voting on a proposal.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the approval of the New Subadvisory Agreement for the Fund. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

     SHAREHOLDER PROPOSALS AT FUTURE MEETINGS. The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

CERTAIN PAYMENTS TO AFFILIATES

     In addition to advisory fees payable to CDC IXIS Advisers, the Fund compensates CDC IXIS Distributors and CDC IXIS Services, a wholly owned subsidiary of CDC IXIS Distribution Corporation, for providing various services to the Fund and its shareholders. For the fiscal year ended December 31, 2002, these payments by the Fund to CDC IXIS Services for transfer agency and publishing services amounted to $416,302. For the fiscal year ended December 31, 2002, payments by the Fund to CDC IXIS Distributors for service and distribution (Rule 12b-1 fees) for Classes A, B and C shares amounted to $130,449, $622,787 and $159,799, respectively. In addition, CDC IXIS Distributors received $289,759 in sales charges (including any contingent deferred sales charges on Class A, B and C shares) from the Fund's shareholders for the fiscal year ended December 31,

2002. In addition, CDC IXIS Services received $72,774 from the Fund for administrative services for the fiscal year ending December 31, 2002. These arrangements are not affected in any way by the New Subadvisory Agreement.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

     Peter S. Voss and John T. Hailer, Trustees of the Trust, and the following persons who are officers of the Trust, are also directors, officers or employees of the Vaughan Nelson General Partner, CDC IXIS Distribution Corporation, CDC IXIS Advisers, CDC IXIS Distributors or CDC IXIS Services: John E. Pelletier and Nicholas H. Palmerino (collectively, the "CDC IXIS Advisers Affiliates").

     The transactions may result in greater revenues, in the aggregate, to CDC IXIS Advisers Affiliates. Because Messrs. Voss and Hailer, Trustees of the Trusts, are also directors, officers or employees of CDC IXIS Advisers Affiliates, they may also be considered to have an interest in the transactions. Because Messrs. Pelletier and Palmerino, Officers of the Trusts, are also directors, officers or employees of CDC IXIS Advisers Affiliates, they may also be considered to have an interest in the transactions.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX A

                          CDC NVEST STAR SMALL CAP FUND

                              SUBADVISORY AGREEMENT
                  (VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.)


     Subadvisory Agreement (this "Agreement") entered into as of ___ day of ______________, 2004, by and among CDC Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), with respect to its CDC Nvest Star Small Cap Fund series (the "Series"), CDC IXIS Asset Management Advisers, L.P., a Delaware limited partnership (the "Manager"), and Vaughan Nelson Investment Management, L.P., a Delaware limited partnership (the "Subadviser").

     WHEREAS, the Manager has entered into an Advisory Agreement dated October 30, 2000 (the "Advisory Agreement") with the Trust, relating to the provision of portfolio management and administrative services to the Series;

     WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

     WHEREAS, the Manager and the trustees of the Trust desire to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Subadviser agree as follows:

1.       SUBADVISORY SERVICES.
     a. The Subadviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series, and have the authority on behalf of the Series to vote and shall vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Series from time to time invests. The Subadviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code as amended (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the

Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall DETERMINE.

     b. The Subadviser shall furnish the Manager and the Administrator quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of it. The Subadviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

     c. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

2. OBLIGATIONS OF THE MANAGER.

     a. The Manager shall provide (or cause the Series' Custodian (as defined in
Section 3 hereof) to provide) timely information to the Subadviser regarding such matters as the composition of assets of the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

     b. The Manager has furnished the Subadviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

     3. CUSTODIAN. The Manager shall provide the Subadviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Subadviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken in reliance upon instruction given to the Custodian by a representative of the Subadviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

     4. PROPRIETARY RIGHTS. The Manager agrees and acknowledges that the Subadviser is the sole owner of the name "Vaughan Nelson Investment Management L.P." and that all use of any designation consisting in whole or part of "Vaughan Nelson Investment Management, L.P." under this Agreement shall inure to the benefit of the Subadviser. The Manager on its own behalf and on behalf of the Series agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Subadviser. Without the prior written consent of the Subadviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Subadviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any such designation as soon as reasonably practicable.

     5. EXPENSES. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Subadviser shall not be considered as partners or participants in a joint venture. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Subadviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Subadviser as an officer or trustee of the Trust (other than the compensation to the Subadviser payable by the Manager pursuant to
Section 7 hereof).

     6. PURCHASE AND SALE OF ASSETS. The Subadviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Subadviser. To the extent consistent with applicable law, the Subadviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Subadviser in managing the Series.

     To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Subadviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more funds distributed by CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"). In addition, the Subadviser may allocate brokerage transactions to broker-dealers (including affiliates of CDC IXIS Distributors) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses, subject to the policy of best execution.

     7. COMPENSATION OF THE SUBADVISER. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Subadviser shall be paid at the annual rate of 0.55% of the average daily net assets of the Series. Such compensation shall be paid by the Trust (except to the extent that the Trust, the Subadviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

     8. NON-EXCLUSIVITY. The Manager and the Trust on behalf of the Series agree that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to tim in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager and the Trust recognize and agree that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the

Trust or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

     9. LIABILITY. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, directors, partners, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties or by reason of reckless disregard by the Subadviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Subadviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Subadviser under this Agreement.

     The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

     10. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective as of the date of its execution, and

          a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

          b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

          c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

          d. this Agreement may be terminated by the Subadviser on ninety days' written notice to the Manager and the Trust, or by the Manager on ninety days' written notice to the Subadviser.

     Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

     11. AMENDMENT. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

     12. CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

     13. GENERAL.

          a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the day-to-day portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser, identified in such notice, shall assume such duties as of a specific date.

          b. If any  term or  provision  of this  Agreement  or the  application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

          c. In accordance with Regulation S-P, if non-public personal information regarding either party's customers or consumers is disclosed to the other party in connection with this Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

          d. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

CDC IXIS Asset Management Advisers, L.P.
By CDC IXIS Asset Management Distribution Corporation, its general partner

By:______________________________
Name: John T. Hailer
Title: Executive Vice President

Vaughan Nelson Investment Management, L.P.
By Vaughan, Nelson Investment Management, Inc., its general partner

By:______________________________
Name:
Title:

CDC NVEST FUNDS TRUST I,
on behalf of its CDC Nvest Star Small Cap Fund series

By:______________________________
Name: John T. Hailer
Title: President



                                     NOTICE

     A copy of the Agreement and Declaration of Trust establishing CDC Nvest Funds Trust I (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's CDC Nvest Star Small Cap Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                   APPENDIX B

     In placing orders for the purchase and sale of securities for the Fund, Vaughan Nelson selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. Vaughan Nelson will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Vaughan Nelson, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Receipt of research services from brokers is one factor used in selecting a broker that Vaughan Nelson believes will provide best execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Vaughan Nelson's expenses. Such services may be used by Vaughan Nelson in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., Vaughan Nelson may, however, consider purchases of shares of the Fund and other funds managed by Vaughan Nelson by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

     In placing orders for the purchase and sale of securities for the Fund, Vaughan Nelson may cause its Fund to pay a broker-dealer that provides the brokerage and research services to Vaughan Nelson an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Vaughan Nelson must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Vaughan Nelson's overall responsibilities to the Fund and its other clients. Vaughan Nelson's authority to cause the Fund to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

                                   APPENDIX C

OUTSTANDING SHARES

As of December 1, 2003, the total number of shares outstanding for each class of the Fund was approximately 3,298,908 for Class A; 4,300,694 for Class B; and 932,184 for Class C. The total number of shares outstanding as of this date was approximately 8,531,786.

SIGNIFICANT SHAREHOLDERS

As of December 1, 2003, the following persons owned of record or beneficially more than 5% of the noted class of shares of the Fund:

--------------- ------------------------------------------------- ----------------------- ---------------------------
                                    NAME AND                                                    PERCENTAGE OF
                                   ADDRESS OF                             SHARES              OUTSTANDING SHARES
    CLASS                            OWNER*                               OWNED                 OF CLASS OWNED
--------------- ------------------------------------------------- ----------------------- ---------------------------
--------------- ------------------------------------------------- ----------------------- ---------------------------
      A         PERSHING LLC                                             568,929                    17.25%
                P.O. BOX 2052
                JERSEY CITY NJ 07303-2052
--------------- ------------------------------------------------- ----------------------- ---------------------------
--------------- ------------------------------------------------- ----------------------- ---------------------------

--------------- ------------------------------------------------- ----------------------- ---------------------------
--------------- ------------------------------------------------- ----------------------- ---------------------------
                RESOURCES TRUST CO CUST UA IRA                           171,793                    5.21%
                FBO A ANITA LENEAVE
                DTD 10/01/1994 # I###-##-####
                P.O. BOX 5900
                DENVER CO 80217-5900
--------------- ------------------------------------------------- ----------------------- ---------------------------
--------------- ------------------------------------------------- ----------------------- ---------------------------

--------------- ------------------------------------------------- ----------------------- ---------------------------
--------------- ------------------------------------------------- ----------------------- ---------------------------
      B         PERSHING LLC                                             807,868                    18.78%
                P.O. BOX 2052
                JERSEY CITY NJ 07303-2052
--------------- ------------------------------------------------- ----------------------- ---------------------------
--------------- ------------------------------------------------- ----------------------- ---------------------------

--------------- ------------------------------------------------- ----------------------- ---------------------------
--------------- ------------------------------------------------- ----------------------- ---------------------------
      C         NFSC FEBO # 0NN-621730                                   201,177                    21.58%
                FREDA L WITT IRA WITH
                GUARANTEE & TRUST CO
                4206 BEACON COURT
                BARTLESVILLE OK 74006-7601
--------------- ------------------------------------------------- ----------------------- ---------------------------
--------------- ------------------------------------------------- ----------------------- ---------------------------

--------------- ------------------------------------------------- ----------------------- ---------------------------
--------------- ------------------------------------------------- ----------------------- ---------------------------
                MLPF&S FOR THE SOLE BENEFIT                              169,320                    18.16%
                OF IT'S CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97UA9
                4800 DEER LAKE DR EAST - 2ND FL
                JACKSONVILLE FL 32246-6484
--------------- ------------------------------------------------- ----------------------- ---------------------------
--------------- ------------------------------------------------- ----------------------- ---------------------------

--------------- ------------------------------------------------- ----------------------- ---------------------------
--------------- ------------------------------------------------- ----------------------- ---------------------------
                PERSHING LLC                                              66,322                    7.11%
                P.O. BOX 2052
                JERSEY CITY NJ 07303-2052
--------------- ------------------------------------------------- ----------------------- ---------------------------
--------------- ------------------------------------------------- ----------------------- ---------------------------

--------------- ------------------------------------------------- ----------------------- ---------------------------
--------------- ------------------------------------------------- ----------------------- ---------------------------
                CITIGROUP GLOBAL MARKETS INC.                             55,161                    5.92%
                00124011673
                333 WEST 34TH ST - 3RD FLOOR
                NEW YORK NY 10001-2402
--------------- ------------------------------------------------- ----------------------- ---------------------------

*Such ownership may be beneficially held by individuals or entities other than the owner listed.

As of December 1, 2003, the Trustees and the executive officers of the Trust, as a group and individually, owned 0% of any class of shares of the Fund.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

               PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY





                                     Your Proxy Vote is important!

                                     AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                     PHONE OR THE INTERNET.

                                     IT SAVES MONEY! TELEPHONE AND INTERNET
                                     VOTING SAVES POSTAGE COSTS.  SAVINGS WHICH
                                     CAN HELP MINIMIZE FUND EXPENSES.

                                     IT SAVES TIME!  TELEPHONE AND INTERNET
                                     VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                     IT'S EASY!  JUST FOLLOW THESE SIMPLE STEPS:

                                     1.  READ YOUR PROXY STATEMENT AND HAVE
                                     IT AT HAND.

                                     2.  CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                     WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                     3.  ENTER YOUR 14 DIGIT CONTROL NUMBER
                                     FROM YOUR PROXY CARD.

                                     4.  FOLLOW THE RECORDED OR ON-SCREEN
                                     DIRECTIONS.

                                     5.  DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                     VOTE BY PHONE OR INTERNET.






                  Please detach at perforation before mailing.



PROXY CARD               CDC NVEST STAR SMALL CAP FUND                PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 18, 2004

The undersigned hereby appoints John E. Pelletier,  Julie A. Brackett,  Nicholas
H. Palmerino and Coleen Downs Dinneen and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of CDC Nvest Star Small Cap Fund (the "Fund"), on February 18, 2004 at 2:00 p.m. Eastern Time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.


                    VOTE VIA THE TELEPHONE:  1-866-241-6192
                    VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM CONTROL NUMBER:

                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                    Signature


                    Signature of joint owner, if any


                    Date

                                                                       13809_SSC


PLEASE  VOTE,  SIGN AND DATE THIS  PROXY AND  RETURN  PROMPTLY  IN THE  ENCLOSED
ENVELOPE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

               PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY






















                  Please detach at perforation before mailing.





THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR the proposal.

PLEASE MARK YOUR VOTES AS IN THIS SAMPLE.  EXAMPLE:

1. To  approve a new  subadvisory                    FOR     AGAINST     ABSTAIN
   agreement for CDC Nvest  Star Small Cap Fund      [ ]       [ ]         [ ]
   among CDC Nvest  Funds Trust I, CDC IXIS Asset
   Management  Advisers,  L.P.  and Vaughan Nelson
   Investment Management, L.P.









                                                                       13809_SSC


 PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.